EXHIBIT 99.2

MedExpress
URGENT CARE

HEARTLAND
DENTAL

STARBUCKS COFFEE

McDonald's
McDonald's
DRIVE THRU

Q4 2024 QUARTERLY SUPPLEMENTAL INFORMATION

FrontView REIT, Inc. (NYSE: FVR) is a real estate investment trust (REIT) that invests in single-tenant commercial real estate properties with frontage that are net leased on a long-term basis to a diversified group of tenants.

www.frontviewreit.com

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About the Data

This data and other information described herein are as of and for the three months ended December 31, 2024, unless otherwise indicated. Future performance may not be consistent with past performance and is subject to change and inherent risks and uncertainties. This information should be read in conjunction with FrontView’s Annual Report Form 10-K as of and for the period ended December 31, 2024, including the financial statements and the management’s discussion and analysis of financial condition and results of operations sections.

Forward Looking Statements

Information set forth herein contains forward-looking statements, which reflect our current views regarding our business, financial performance, growth prospects and strategies, market opportunities, and market trends. Forward-looking statements include all statements that are not historical facts. In some cases, you can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “would be,” “seeks,” “approximately,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” or the negative version of these words or other comparable words. All of the forward-looking statements herein are subject to various risks and uncertainties. Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions, and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond our control. Although we believe that the expectations reflected in such forward-looking statements are based on reasonable assumptions, our actual results, performance, and achievements could differ materially from those expressed in or by the forward-looking statements and may be affected by a variety of risks and other factors. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from such forward-looking statements. These factors include, but are not limited to, risks and uncertainties related to general economic conditions, including but not limited to increases in the rate of inflation and/or interest rates, local real estate conditions, tenant financial health, and property acquisitions and the timing of these investments and acquisitions. These and other risks, assumptions, and uncertainties are described in our filings with the SEC, which are available on the SEC’s website at www.sec.gov.

You are cautioned not to place undue reliance on any forward-looking statements included herein. All forward-looking statements are made as of the date of this document and the risk that actual results, performance, and achievements will differ materially from the expectations expressed or referenced herein will increase with the passage of time. We undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments, or otherwise, except as required by law.

IP Disclaimer

This document contains references to copyrights, trademarks, trade names, and service marks that belong to other companies. FrontView REIT, Inc. is not affiliated or associated with, and is not endorsed by and does not endorse, such companies or their products or services.

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Company Overview

FrontView REIT, Inc. (NYSE:FVR) (the “Company”, “FrontView”, “FVR”, “us”, “our”, and “we”) is an internally-managed net-lease REIT that acquires, owns and manages primarily properties with frontage that are net leased to a diversified group of tenants. The Company is differentiated by an investment approach focused on properties that are in prominent locations with direct frontage on high-traffic roads that are highly visible to consumers. As of December 31, 2024, the Company owned a well-diversified portfolio of 307 properties with direct frontage across 35 U.S. states. The Company's tenants include service-oriented businesses, such as restaurants, cellular stores, financial institutions, automotive stores and dealers, medical and dental providers, pharmacies, convenience and gas stores, car washes, home improvement stores, grocery stores, fitness operators, professional services as well as general retail tenants.

Executive Team

Stephen Preston

Chairman of the Board, Co-Chief Executive Officer, and Co-

President

Randall Starr

Co-Chief Executive Officer, Co-President, and Director

Timothy Dieffenbacher

Chief Financial Officer, Treasurer, and Secretary

Drew Ireland

Chief Operating Officer

Board of Directors

Stephen Preston

Chairman of the Board

Randall Starr

Director

Robert Green

Director

Daniel Swanstrom

Independent Director

Elizabeth Frank

Independent Director

Ernesto Perez

Independent Director

Noelle LeVeaux

Independent Director

Company Contact Information

Rob Shelton

Director, Finance

media@frontviewreit.com

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Quarterly Financial Summary

(unaudited, in thousands except per share data)

	December 31, 2024	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023
	Pro Forma	Historical	Historical	Historical	Historical	Historical
Financial Summary
Total real estate held for investment, at cost	$719,406	$719,406	$640,264	$640,264	$642,398	$647,180
Less: accumulated depreciation	(40,398)	(40,398)	(37,277)	(34,356)	(31,471)	(28,734)
Real estate held for investment, net	679,008	679,008	602,987	605,908	610,927	618,446
Assets held for sale	5,898	5,898	—	—	953	2,859
Cash, cash equivalents and restricted cash	5,094	5,094	9,895	16,620	13,197	17,129
Total assets	821,809	821,809	733,070	745,466	752,708	772,007
Debt, net	266,538	266,538	418,268	427,435	427,773	436,452
Total liabilities	299,131	299,131	448,372	455,791	456,902	471,320
Convertible non-controlling preferred interests	—	—	103,724	103,724	103,724	103,616
Partners' capital	—	—	180,974	185,951	192,082	197,071
Total FrontView REIT, Inc. equity	324,821	324,821	—	—	—	—
Non-controlling interests	197,857	197,857	—	—	—	—
Total equity (book value)	522,678	522,678	284,698	289,675	295,806	300,687

Revenues	16,868	15,514	14,534	14,607	15,259	14,343
General and administrative expenses(1)	3,107	2,932	2,225	2,171	2,262	3,554
Total operating expenses	13,735	12,784	11,347	10,853	11,568	12,853
Interest expense	4,517	3,593	6,463	6,597	6,695	6,498
Net (loss) income	(22,009)	(21,488)	(3,339)	(3,013)	(3,369)	8,429
Net earnings per common share, diluted	$(0.79)	$(0.78)	$—	$—	$—	$—

FFO	(9,708)	(9,963)	3,780	4,010	4,159	2,322
FFO per share, diluted	$(0.35)	$(0.36)	$—	$—	$—	$—
AFFO	7,404	9,055	4,776	4,892	4,989	4,844
AFFO per share, diluted	$0.27	$0.33	$—	$—	$—	$—

Net cash provided by operating activities	—	5,257	7,552	5,130	2,590	1,635
Net cash (used in) provided by investing activities	—	(105,103)	(597)	2,876	5,655	(21,609)
Net cash provided by (used in) financing activities	—	95,045	(13,680)	(4,583)	(12,177)	21,931
Dividend declared	—	6,101	—	—	—	—
Dividend declared per diluted share	$—	$0.215	$—	$—	$—	$—

(1)	For the Historical periods presented, general and administrative expenses includes property management fees, asset management fees, and general and administrative expenses.

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Balance Sheet

(unaudited, in thousands)

	December 31, 2024	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023
	Pro Forma	Historical	Historical	Historical	Historical	Historical
ASSETS
Real estate held for investment, at cost
Land	$332,944	$332,944	$312,143	$312,143	$313,160	$314,748
Buildings and improvements	386,462	386,462	328,121	328,121	329,238	332,432
Total real estate held for investment, at cost	719,406	719,406	640,264	640,264	642,398	647,180
Less accumulated depreciation	(40,398)	(40,398)	(37,277)	(34,356)	(31,471)	(28,734)
Real estate held for investment, net	679,008	679,008	602,987	605,908	610,927	618,446
Assets held for sale	5,898	5,898	—	—	953	2,859
Cash, cash equivalents and restricted cash	5,094	5,094	9,895	16,620	13,197	17,129
Intangible lease assets, net	114,868	114,868	103,109	108,281	113,357	119,432
Other assets	16,941	16,941	17,079	14,657	14,274	14,141
Total assets	$821,809	$821,809	$733,070	$745,466	$752,708	$772,007
LIABILITIES, CONVERTIBLE NON-CONTROLLING PREFERRED INTERESTS AND EQUITY
Liabilities
Debt, net	$266,538	$266,538	$418,268	$427,435	$427,773	$436,452
Intangible lease liabilities, net	14,735	14,735	14,242	14,997	15,745	17,416
Accounts payable and accrued liabilities	17,858	17,858	15,862	13,359	13,384	17,452
Total liabilities	299,131	299,131	448,372	455,791	456,902	471,320

Convertible non-controlling preferred interests	—	—	103,724	103,724	103,724	103,616

Equity
Partners' capital	—	—	180,974	185,951	192,082	197,071
Common Stock, par value $0.01 per share	173	173	—	—	—	—
Additional paid-in capital	331,482	331,482	—	—	—	—
Accumulated deficit	(6,834)	(6,834)	—	—	—	—
Non-controlling interests in the OP	197,857	197,857	—	—	—	—
Total equity	522,678	522,678	180,974	185,951	192,082	197,071
Total liabilities, convertible non-controlling preferred interests and equity	$821,809	$821,809	$733,070	$745,466	$752,708	$772,007

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Income Statement Summary

(unaudited, in thousands except per share amounts)

	For the three months ended
	December 31, 2024	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023
	Pro Forma	Historical	Historical	Historical	Historical	Historical
Revenues
Rental revenues	$16,868	$15,514	$14,534	$14,607	$15,259	$14,343

Operating expenses
Depreciation and amortization	8,410	7,634	7,119	6,972	7,325	7,415
Property operating expenses	2,218	2,218	2,003	1,710	1,981	1,884
Property management fees	—	60	494	497	510	494
Asset management fees	—	22	1,034	1,034	1,034	1,034
General and administrative expenses	3,107	2,850	697	640	718	2,026
Total operating expenses	13,735	12,784	11,347	10,853	11,568	12,853

Other expenses (income)
Interest expense	4,517	3,593	6,463	6,597	6,695	6,498
Loss (gain) on sale of real estate	—	—	—	51	(388)	(1,057)
Impairment loss	3,891	3,891	—	—	591	407
Income taxes	236	236	63	119	162	110
Total other expenses	8,644	7,720	6,526	6,767	7,060	5,958
Operating loss	(5,511)	(4,990)	(3,339)	(3,013)	(3,369)	(4,468)
Internalization expense	(16,498)	(16,498)	—	—	—	—
Gain from acquisition of equity method investment	—	—	—	—	—	12,988
Equity loss from investment in an unconsolidated entity	—	—	—	—	—	(91)
Net (loss) income	(22,009)	(21,488)	(3,339)	(3,013)	(3,369)	8,429
Less: Net loss (income) attributable to convertible non-controlling preferred interests	—	4,519	908	827	917	(2,274)
Less: Net loss attributable to non-controlling interests	8,331	1,825	—	—	—	—
Net income (loss) attributable to NADG NNN Property Fund LP (Predecessor) and to FrontView REIT, Inc. (Successor)	$(13,678)	$(15,144)	$(2,431)	$(2,186)	$(2,452)	$6,155

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Funds From Operations (FFO) and Adjusted Funds From Operations (AFFO)

(unaudited, in thousands)

	For the three months ended
	December 31, 2024	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023
	Pro Forma	Historical	Historical	Historical	Historical	Historical
Net (loss) income	$(22,009)	$(21,488)	$(3,339)	$(3,013)	$(3,369)	$8,429
Depreciation on real property and amortization of real estate intangibles	8,410	7,634	7,119	6,972	7,325	$7,415
Share of 50/50 Joint Venture's depreciation on real property and amortization of real estate intangibles	—	—	—	—	—	$116
Loss (gain) on sale of real estate	—	—	—	51	(388)	$(1,057)
Impairment loss on real estate held for investment	3,891	3,891	—	—	591	$407
Gain from acquisition of equity method investment	—	—	—	—	—	$(12,988)
FFO	$(9,708)	$(9,963)	$3,780	$4,010	$4,159	$2,322
Straight-line rent adjustments	(428)	(329)	(187)	(446)	(331)	(449)
Share of 50/50 Joint Venture's straight-line rent adjustments	—	—	—	—	—	(8)
Amortization of financing transactions and discount costs	413	1,588	1,053	1,036	1,056	1,018
Share of 50/50 Joint Venture's amortization of debt issuance cost	—	—	—	—	—	16
Amortization of above/below market lease intangibles	265	167	423	476	439	578
Share of 50/50 Joint Venture's amortization of above/below market lease intangibles	—	—	—	—	—	6
Stock-based compensation	624	608	—	—	—	—
Lease termination fees	(342)	(342)	(747)	(223)	(414)	—
Adjustment for structuring and public company readiness costs	—	662	440	23	51	979
Adjustment for Internalization expenses	16,580	16,580	—	—	—	382
Other non-recurring expenses	—	84	14	16	29	—
AFFO	$7,404	$9,055	$4,776	$4,892	$4,989	$4,844

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Lease Revenues Detail

(unaudited, in thousands)

	For the three months ended
	December 31, 2024	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023
	Pro Forma	Historical	Historical	Historical	Historical	Historical
Revenues:
Contractual rental amounts billed	$14,547	$13,194	$12,678	$12,980	$12,911	$12,618
Recovery income	1,760	1,760	1,293	1,218	1,907	1,773
Adjustment to recognize contractual rental amounts on a straight-line basis	428	329	187	446	331	449
Variable rental amounts earned	386	386	798	306	443	3
Above/below market lease amortization, net	(265)	(167)	(423)	(476)	(439)	(578)
Other income	12	12	1	133	106	78
Total rental revenues	$16,868	$15,514	$14,534	$14,607	$15,259	$14,343

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Capital Structure

(in thousands, except percentages)

December 31, 2024
Historical
Equity
Shares of Common Stock	17,291
OP Units	10,532
Common Stock & OP Units	27,823
Price Per Share / Unit as of closing day of trading	$18.13
Implied Equity Market Capitalization	$504,431
% of Total Capitalization	65.3%

Debt
Term Loan	$200,000
Revolving Credit Facility	68,500
Total Debt	$268,500
% of Total Capitalization	34.7%

Total Capitalization	$772,931
Less: Cash, cash equivalents and restricted cash	(5,094)
Enterprise Value	$767,837

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Debt Outstanding

(in thousands)

	Outstanding Balance
	December 31, 2024	December 31, 2023
	Historical	Historical	Interest Rate	Maturity Date
Term Loan	$200,000	$—	Adjusted SOFR + 1.20% (2)	3-Oct-27 (1)
Revolving Credit Facility	68,500	—	Adjusted SOFR + 1.20% (2)	3-Oct-27 (1)
ABS Notes	—	254,489	3.37%	28-Dec-24
CIBC Revolving Credit Facility	—	168,890	Adjusted Term SOFR + 2.25% (3)	8-Mar-25
CIBC Term Loan	—	17,000	Term SOFR + 1.80% (4)	31-Mar-27
Gross Debt	$268,500	$440,379

(1)	The loans each contain two 12 month extension options, subject to a 0.125% extension fee.
(2)	The approximate one-month SOFR rate at December 31, 2024 was 4.37%, plus a 10 basis point adjustment "(Adjusted SOFR").
(3)	The approximate one-month Term SOFR rate at December 31, 2023 was 5.38%, plus a 10 basis point adjustment ("Adjusted Term SOFR").
(4)	The approximate one-month Term SOFR rate at December 31, 2023 was 5.38%.

Equity Rollforward

(in thousands)

	Shares of Common Stock	OP Units	Total Diluted Shares
Balance, October 3, 2024	16,068	11,755	27,823
Conversion of OP unit to Common Stock	1,223	(1,223)	—
Balance, December 31, 2024	17,291	10,532	27,823

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EBITDA, EBITDAre, and Other-Non GAAP Operating Metrics

(unaudited, in thousands)

	For the three months ended
	December 31, 2024	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023
	Pro Forma	Historical	Historical	Historical	Historical	Historical
Net (loss) income	$(22,009)	$(21,488)	$(3,339)	$(3,012)	$(3,369)	$8,429
Depreciation and amortization	8,410	7,634	7,542	7,448	7,763	7,993
Share of 50/50 Joint Venture's depreciation and amortization	—	—	—	—	—	122
Interest expense	4,517	3,593	6,463	6,597	6,695	6,498
Share of 50/50 Joint Venture's interest expense	—	—	—	—	—	130
Income taxes	236	236	63	119	162	110
Share of 50/50 Joint Venture's income taxes	—	—	—	—	—	2
EBITDA	$(8,846)	$(10,025)	$10,729	$11,152	$11,251	$23,283
Gain on sale of real estate	—	—	—	—	(388)	(1,057)
Impairment loss on real estate held for investment	3,891	3,891	—	—	591	407
Gain from acquisition of equity method investment	—	—	—	—	—	(12,988)
EBITDAre	$(4,955)	$(6,134)	$10,729	$11,152	$11,454	$9,645
Adjustment for current period investment activity (1)	—	1,354	—	—	—	—
Adjustment for current period disposition activity (2)	—	—	—	(244)	(392)	(36)
Adjustment for non-cash compensation expense (3)	624	608	—	—	—	—
Adjustment to exclude non-recurring (income) expenses (4)	16,238	16,760	(307)	(200)	(363)	1,361
Adjustment to exclude net write-offs of accrued rental income	63	63	176	—	—	—
Adjusted EBITDAre	11,970	12,651	10,598	10,708	10,699	10,970
Annualized EBITDAre	(19,820)	(24,536)	42,916	44,608	45,816	38,580
Annualized adjusted EBITDAre	$47,880	$50,604	$42,392	$42,832	$42,796	$43,880

(1)	Reflects an adjustment to give effect to all investments during the quarter as if they had been acquired as of the beginning of the quarter.
(2)	Reflects an adjustment to give effect to all dispositions during the quarter as if they had been sold as of the beginning of the quarter.
(3)	Reflects an adjustment to exclude non-cash stock-based compensation expense.
(4)	Reflects an adjustment to exclude non-recurring expenses including IPO costs, lease termination fees and non-recurring income or expense.

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Net Debt Metrics

(in thousands)

	December 31, 2024	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023
	Pro Forma	Historical	Historical	Historical	Historical	Historical
Debt
Term Loan	$200,000	$200,000	$—	$—	$—	$—
Revolving Credit Facility	68,500	68,500	—	—	—	—
ABS Notes	—	—	253,499	253,829	254,159	254,489
CIBC Revolving Credit Facility	—	—	150,000	159,890	159,890	168,890
CIBC Term Loan	—	—	15,967	15,967	17,000	17,000
Gross Debt	268,500	268,500	419,466	429,686	431,049	440,379
Cash, cash equivalents and restricted cash	(5,094)	(5,094)	(9,895)	(16,620)	(13,197)	(17,129)
Net Debt	$263,406	$263,406	$409,571	$413,066	$417,852	$423,250
Net Debt to Annualized EBITDAre	(13.3)	(10.7)	9.5	9.3	9.1	11.0
Net Debt to Annualized Adjusted EBITDAre	5.5	5.2	9.7	9.6	9.8	9.6

Covenants

The following is a summary of key financial covenants for the Company’s unsecured debt instruments. The covenants associated with the Revolving Credit Facility are reported to the respective lenders via quarterly covenant reporting packages. These calculations, which are not based on U.S. GAAP measurements, are presented to investors to show that as of December 31, 2024, the Company believes it is in compliance with the covenants.

Covenants	Required	Revolving Credit Facility
Total Leverage Ratio	≤ 60%	35.5%
Adjusted EBITDA to Fixed Charges Ratio	≥ 1.50 to 1.00	2.0x
Secured Leverage Ratio(1)	≤ 40%	0.0%
Unencumbered NOI to Unsecured Interest Expense Ratio	≥ 1.75 to 1.00	3.5x
Unsecured Leverage Ratio	≤ 60%	35.5%
Tangible Net Worth	≥ sum of 75% of the Tangible Net Worth on completion of this offering plus 70% of equity issuance proceeds	(2)

(1)	IPO Proceeds used to payoff debt such that no secured borrowings.
(2)	Prospective Covenant.

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Dispositions

(in thousands, except # of properties)

The following table summarizes the Company’s property disposition activity during 2024.

Property	# of Properties	Original Purchase Price	Sale Price	Lease Termination Fee(1)	Gain over Original Purchase Price
Occupied(2)	4	$9,148	$9,616	$475	$943
Vacant(3)	1	$1,154	$1,157	$-	$3
Total Dispositions	5	$10,302	$10,773	$475	$946

(1)	Includes lease termination fees paid to FrontView REIT, Inc at closing.
(2)	Three occupied properties were sold in Q1 2024, and one occupied property was sold in Q2 2024.
(3)	One vacant property was sold in Q2 2024.

Portfolio at a Glance: Key Metrics

	December 31, 2024	September 30, 2024	June 30, 2024
Properties	307	278	278
U.S. States	35	31	31
Total Annualized Base Rent	$58.8M	$52.1M	$52.0M
Total Rentable Sq. Footage	2.4M	2.1M	2.1M
Tenants	320	293	292
Brands	150	137	137
Industries	15	15	15
Occupancy	97.7%	98.9%	98.9%
Top 10 Tenant Concentration	21.8%	23.3%	23.3%
Top 20 Tenant Concentration	37.0%	38.5%	38.5%
Investment Grade (tenant/guarantor)	33.1%	38.0%	40.4%
Financial Reporting Coverage(1)	79.4%	81.6%	81.6%
Weighted Average Remaining Lease Term	7.2 Years	6.7 Years	7.0 Years

(1)	Includes tenants not required to provide financial information under the terms of our lease, but whose financial statements are available publicly at December 31, 2024.

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Diversification: Top 20 Tenants

(in thousands, except for percentages and # of properties)

Tenant Brand	# of Properties(1)	Square Feet	ABR	% of ABR	% of Square Feet
Fast Pace Urgent Care	8	29	$1,723	2.9%	1.2%
Verizon	8	35	1,581	2.7%	1.5%
Adams Auto Group	3	29	1,412	2.4%	1.3%
Oak Street Health	5.5	66	1,314	2.2%	2.8%
IHOP	6	33	1,213	2.1%	1.4%
Mammoth Car Wash	6	22	1,205	2.0%	0.9%
Raising Canes	6	21	1,202	2.0%	0.9%
Dollar Tree	8	95	1,096	1.9%	4.0%
CVS	4	42	1,081	1.8%	1.7%
AT&T	4	24	1,063	1.8%	1.0%
T-Mobile	7.5	26	1,031	1.8%	1.1%
Chili's	3	18	973	1.7%	0.7%
Bank of America	4	21	966	1.6%	0.9%
Wendy's	7	21	942	1.6%	0.9%
Wells Fargo	2.5	13	871	1.5%	0.5%
Advance Auto Parts	7	66	857	1.5%	2.7%
Walgreens	3	38	854	1.5%	1.6%
St. Joseph Hospice	2	37	832	1.4%	1.5%
Heartland Dental	5	20	792	1.3%	0.8%
Burger King	5	20	762	1.3%	0.8%
Other	202.5	1725	37,073	63.0%	71.8%
Total	307	2,401	$58,843	100.0%	100.0%

(1)	Includes two-tenant properties.

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Diversification: Tenant Industry

(rent percentages based on ABR)

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Diversification: Tenant Industry (continued)

(in thousands, except for percentages and # of properties)

Industry	# of Properties(1)	ABR	% of ABR	Square Feet	% of Square Feet
Casual Dining	44	$9,040	15.4%	282	11.7%
Quick Service Restaurants	62.5	8,953	15.2%	206	8.6%
Medical and Dental Providers	41	8,297	14.1%	256	10.7%
General Retail	26	5,544	9.4%	503	20.9%
Financial Institutions	24	5,496	9.3%	138	5.7%
Automotive Stores & Dealers	30	5,231	8.9%	246	10.2%
Cellular Stores	21	3,969	6.7%	96	4.0%
Convenience & Gas Stores	16	2,983	5.1%	43	1.8%
Home Improvement Stores	8	2,701	4.6%	323	13.5%
Car Washes	10	2,022	3.4%	33	1.4%
Pharmacies	7	1,935	3.3%	81	3.4%
Fitness	4	1,918	3.3%	118	4.9%
Other	12.5	581	1.0%	72	3.0%
Professional Services	1	173	0.3%	4	0.2%
Total	307	$58,843	100.0%	2,401	100.0%

(1)	Includes two-tenant properties.

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Diversification: Property Map

ID
1
NV
1
UT
2
CO
3
AZ
7
NE
1
KS
5
OK
8
TX
23
MN
7
WI
1
MI
7
IL
32
IN
14
OH
22
MO
10
AR
1
LA
4
MS
2
AL
11
TN
17
KY
8
GA
24
FL
14
SC
10
NC
17
VA
15
MD
6
PA
8
NJ
10
NY
8
CT
3
RI
1
MA
1
ME
3
307
PROPERTIES
35
STATES

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Diversification: Geography

(in thousands, except for percentages and # of properties)

State	# of Properties(1)	Square Feet	ABR	% of Square Feet	% of ABR
IL	32	313	$7,794	13.0%	13.2%
TX	23	131	4,748	5.5%	8.1%
GA	24	150	4,425	6.3%	7.6%
NC	17	94	3,350	4.0%	5.7%
OH	22	129	3,163	5.4%	5.4%
TN	17	93	3,125	3.9%	5.4%
PA	8	145	2,494	6.0%	4.3%
VA	15	76	2,382	3.2%	4.1%
IN	14	77	2,338	3.2%	4.0%
FL	14	96	2,087	4.0%	3.5%
NY	8	242	2,082	10.1%	3.5%
MO	10	60	1,872	2.5%	3.2%
AL	11	49	1,776	2.0%	3.0%
NJ	10	55	1,658	2.3%	2.8%
SC	10	73	1,588	3.0%	2.7%
OK	8	38	1,543	1.6%	2.6%
AZ	7	43	1,490	1.8%	2.5%
MN	7	72	1,445	3.0%	2.5%
MD	6	46	1,313	1.9%	2.2%
LA	4	47	1,193	2.0%	2.0%
KY	8	40	1,067	1.7%	1.8%
MI	7	34	1,051	1.4%	1.8%
ME	3	186	907	7.7%	1.5%
KS	5	25	668	1.0%	1.1%
CT	3	9	590	0.4%	1.0%
CO	3	13	469	0.5%	0.8%
ID	1	6	424	0.2%	0.7%
MS	2	13	417	0.5%	0.7%
UT	2	22	336	0.9%	0.6%
NV	1	4	246	0.2%	0.4%
AR	1	3	218	0.1%	0.4%
RI	1	1	182	0.0%	0.3%
NE	1	9	144	0.4%	0.2%
MA	1	2	143	0.1%	0.2%
WI	1	5	115	0.2%	0.2%
Total	307	2,401	$58,843	100.0%	100.0%

(1)	Includes two-tenant properties.

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Lease Expirations

(in thousands; based on ABR)

14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
0.2%
2.8%
5.4%
11.7%
7.8%
10.3%
10.0%
8.0%
9.1%
4.7%
6.2%
1.5%
2.8%
3.7%
5.0%
3.3%
7.5%
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
2036
2037
2038
2039
Thereafter

Year	ABR	% of ABR	Square Feet	% of Square Feet
2024	$159	0.2%	3	0.1%
2025	1,631	2.8%	43	1.8%
2026	3,198	5.4%	108	4.5%
2027	6,875	11.7%	382	16.0%
2028	4,587	7.8%	159	6.6%
2029	6,048	10.3%	210	8.7%
2030	5,885	10.0%	194	8.1%
2031	4,729	8.0%	149	6.2%
2032	5,344	9.1%	415	17.3%
2033	2,786	4.7%	85	3.5%
2034	3,623	6.2%	133	5.5%
2035	894	1.5%	49	2.0%
2036	1,645	2.8%	46	1.9%
2037	2,160	3.7%	88	3.7%
2038	2,939	5.0%	167	7.0%
2039	1,954	3.3%	39	1.6%
Thereafter	4,386	7.5%	104	4.4%
Untenanted Properties	0	0.0%	27	1.1%
Total	$58,843	100.0%	2,401	100.0%

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Definitions and Explanations

Adjusted Secured Overnight Financing Rate (SOFR): We define Adjusted SOFR as the current one month term SOFR plus an adjustment of 0.10% per the terms of our credit facilities.

Annualized Base Rent (ABR): We define ABR as the annualized contractual cash rent due for the last month of the reporting period, and adjusted to remove rent from properties sold during the month and to include a full month of contractual cash rent for properties acquired during the last month of the reporting period

EBITDA, EBITDAre, Adjusted EBITDAre, and Annualized Adjusted EBITDAre: EBITDA, EBITDAre, Adjusted EBITDAre, and Annualized Adjusted EBITDAre are non-GAAP financial measures. We compute EBITDA as earnings before interest, income taxes and depreciation and amortization. EBITDA is a measure commonly used in our industry. We believe that this ratio provides investors and analysts with a measure of our leverage that includes our operating results unaffected by the differences in capital structures, capital investment cycles and useful life of related assets compared to other companies in our industry. In 2017, Nareit issued a white paper recommending that companies that report EBITDA also report EBITDAre in financial reports. We compute EBITDAre in accordance with the definition adopted by Nareit. Nareit defines EBITDAre as EBITDA (as defined above) excluding gains (loss) from the sales of depreciable property and provisions for impairment on investment in real estate. We also exclude the gain from acquisition of equity method investment as the gain represents a one-time transaction for the purchase of the 50% interest held by our predecessor’s sole partner in the 50/50 Joint Venture. As the gain will not recur in the future, it is excluded from EBITDAre. We believe EBITDA and EBITDAre are useful to investors and analysts because they provide important supplemental information about our operating performance exclusive of certain non-cash and other costs. We compute adjusted EBITDAre as EBITDAre for the applicable quarter, as adjusted to (i) reflect all investment and disposition activity that took place during the applicable quarter as if each transaction had been completed on the first day of the quarter, (ii) exclude certain GAAP income and expense amounts that we believe are infrequent and unusual in nature because they relate to unique circumstances or transactions that had not previously occurred and which we do not anticipate occurring in the future, (iii) eliminate the impact of lease termination fees from certain of our tenants, and (iv) exclude non-cash stock-based compensation expense. Annualized adjusted EBITDAre is calculated by multiplying adjusted EBITDAre for the applicable quarter by four, which we believe provides a meaningful estimate of our current run rate for all of our investments as of the end of the most recently completed quarter given the contractual nature of our long-term net leases. You should not unduly rely on this measure as it is based on assumptions and estimates that may prove to be inaccurate. Our actual reported EBITDAre for future periods may be significantly different from our annualized adjusted EBITDAre. Our reported EBITDA, EBITDAre, Adjusted EBITDAre, and Annualized Adjusted EBITDAre may not be comparable to similarly titled measures of other companies. You should not consider these measures as alternatives to net income or cash flows from operating activities determined in accordance with GAAP.

Funds From Operations (FFO) and Adjusted Funds From Operations (AFFO): FFO and AFFO are non-GAAP measures. We believe the use of FFO and AFFO are useful to investors because they are widely accepted industry measures used by analysts and investors to compare the operating performance of REITs. FFO and AFFO should not be considered alternatives to net income as a performance measure or to cash flows from operations, as reported on our statement of cash flows, or as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. We compute FFO in accordance with the standards established by the Board of Governors of Nareit. Nareit defines FFO as GAAP net income or loss adjusted to exclude net gains (losses) from sales of certain depreciated real estate assets, depreciation and amortization expense from real estate assets, gains and losses from change in control, and impairment charges related to certain previously depreciated real estate assets. We also exclude the gain from acquisition of equity method investment as the gain represents a one-time transaction for the purchase of the 50% interest held by our predecessor’s sole partner in the 50/50 Joint Venture. As the gain will not recur in the future, it is excluded from FFO. To derive AFFO, we modify the Nareit computation of FFO to include other adjustments to GAAP net income related to certain non-cash or non-recurring revenues and expenses, including straight-line rents, cost of debt extinguishments, amortization of lease intangibles, amortization of debt issuance costs, amortization of net mortgage premiums, (gain) loss on interest rate swaps and other non-cash interest expense, realized gains or losses on foreign currency transactions, Internalization expenses, structuring and public company readiness costs, extraordinary items, and other specified non-cash items. We believe that such items are not a result of normal operations and thus we believe excluding such items assists management and investors in distinguishing whether changes in our operations are due to growth or decline of operations at our properties or from other factors.

Gross Debt: We define Gross Debt as total debt, net plus debt issuance costs and original issuance discount.

Net Debt: Net Debt is a non-GAAP financial measure. We define Net Debt as our Debt less cash and cash equivalents and restricted cash.

Occupancy: Occupancy or a specified percentage of our portfolio that is “occupied” or “leased” means as of a specified date (i) the number of properties that are subject to a signed lease divided by (ii) the total number of properties in our portfolio.

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